Exhibit 10.12
EBG HOLDINGS LLC
The Schrafft Center
529 Main Street, Suite 605
Charlestown, MA 02129
May 31, 2007
Astoria Generating Company Holdings, L.L.C.
c/o US Power Generating Company, LLC
505 Fifth Avenue, 21st Floor
New York, New York 10017
Attention: Chief Executive Officer
Dear Sir:
     We refer to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 28, 2007, among US Power Generating Company, a Delaware corporation (“USPowerGenCo”), EBG Holdings LLC, a Delaware limited liability company (“EBG”) EBG Merger LLC, a Delaware limited liability company, Astoria Generating Company Holdings, L.L.C., a Delaware limited liability company (“Astoria”), and Astoria Merger LLC, a Delaware limited liability company. Capitalized terms not defined herein have the meanings assigned to them in the Merger Agreement.
     This letter agreement confirms our agreement that:
     (1) The first sentence of Section 1.7(a) of the Merger Agreement shall be amended in its entirety by inserting the following text in lieu thereof:
“From and after the Effective Time, the individuals set forth on Exhibit D-l hereto shall be the directors of USPowerGenCo until their successors shall have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the applicable Organizational Documents.”
     (2) Section 9. l(a) of the Merger Agreement shall be amended in its entirety by inserting the following text in lieu thereof:
“9.1 (a) Except as otherwise specifically provided for in this Agreement, EBG and its Subsidiaries party hereto, on the one hand, and Astoria, on the other hand, shall bear their respective expenses, costs and fees (including attorneys’ and auditors’ expenses, costs and fees, if any) in connection with the transactions contemplated hereby, including the preparation, execution and delivery of this Agreement and compliance herewith; provided that Astoria and EBG shall share equally all filing fees in connection with the filings required by the HSR Act; provided, further, that, if the Mergers are effected, USPowerGenCo and/or

Astoria shall pay all such expenses, costs and fees of EBG (including without limitation the fees and expenses set forth on Exhibit I hereto) and Astoria, subject to the terms and conditions hereof; provided, further, that (i) in no event shall USPowerGenCo and/or Astoria pay in the aggregate in excess of $25,000,000 of such expenses, costs and fees of EBG and (ii) in no event shall the transaction fees and transaction bonuses of Astoria (including amounts payable to Affiliates of Astoria as transaction fees or transaction bonuses which are expressly permitted to be paid, but specifically excluding transfer taxes and expenses reasonably related to the IPO) exceed $34,000,000. For purposes of confirming that the total of such transaction fees and transaction bonuses of Astoria does not exceed $34,000,000, EBG shall have a reasonable opportunity to review expenses that were deemed to be reasonably related to the IPO.”
     (3) Section 4.1 of the EBG Disclosure Letter is hereby amended by deleting the following text:
“Permission to borrow at prevailing market interest rates available to the borrower up to $25 million to pay merger transaction expenses.”
     (4) Section 4.1 of the Astoria Disclosure Letter is hereby amended by deleting the second paragraph thereof and inserting the following text in lieu thereof:
“In connection with the transactions contemplated by this Agreement, Astoria shall have the right to pay transaction fees and expenses, including fees and expenses to Affiliates and/or on behalf of EBG, in amounts not to exceed $59,000,000 (such $59,000,000 shall (i) include up to $25,000,000 of expenses, costs and fees (including attorneys’ and auditors’ expenses, costs and fees, if any) incurred by EBG in connection with the transactions contemplated this Agreement, (ii) include up to $34,000,000 of expenses, costs and fees (including attorneys’ and auditors’ expenses, costs and fees, if any) incurred by Astoria in connection with the transactions contemplated this Agreement and (iii) not include any fees and expenses in connection with the public offering of securities contemplated by the Investor Rights Agreement, which may be paid in addition to the expenses, costs and fees payable in (i) and (ii) above). Astoria shall have permission to borrow at prevailing market rates available to any borrower to pay such fees and expenses.”
     (5) Exhibit B to the Merger Agreement shall be replaced with the form of agreement attached hereto as Exhibit II, which form of agreement shall constitute Exhibit B under the Merger Agreement for all purposes.
     (6) Exhibit C to the Merger Agreement shall be replaced with the form of agreement attached hereto as Exhibit III, which form of agreement shall constitute Exhibit C under the Merger Agreement for all purposes.
     This letter agreement shall constitute an amendment of and waiver under the Merger Agreement to the extent of the matters expressly provided for herein but shall not constitute a waiver of any of the other rights, privileges or remedies provided for in the Merger Agreement, which shall continue in full force and effect as amended hereby. This letter agreement shall be governed by the laws of the State of New York.
* * * * *

     Please sign in the space provided therefor below and return to us a counterpart of this letter (including by means of facsimile or electronic transmission), whereupon this letter shall constitute a binding agreement among us.

Very truly yours, EBG HOLDINGS LLC
By:	/s/ William Kriegel
	Name:	William Kriegel
Title:

US POWER GENERATING COMPANY
By:	/s/ William Kriegel
	Name:	William Kriegel
Title:

EBG MERGER LLC
By:	/s/ William Kriegel
	Name:	William Kriegel
Title:

ASTORIA MERGER LLC
By:	/s/ William Kriegel
	Name:	William Kriegel
Title:

Acknowledged and agreed as of the date first written above: ASTORIA GENERATING COMPANY HOLDINGS, L.L.C.
By:
Name:
Title:

     Please sign in the space provided therefor below and return to us a counterpart of this letter (including by means of facsimile or electronic transmission), whereupon this letter shall constitute a binding agreement among us.

Very truly yours, EBG HOLDINGS LLC
By:
Name:
Title:

US POWER GENERATING COMPANY
By:
Name:
Title:

EBG MERGER LLC
By:
Name:
Title:

ASTORIA MERGER LLC
By:
Name:
Title:

Acknowledged and agreed as of the date first written above: ASTORIA GENERATING COMPANY HOLDINGS, L.L.C.
By:	/s/ Belinda Foxworth
	Name:	Belinda Foxworth
	Title:	SVP & General Counsel

cc:	Madison Dearborn Partners, LLC
Three First National Plaza
70 W. Madison, Suite 3800
Chicago, Illinois 60602
Fax: (312) 895-1051
Telephone: (312) 895-1000
Attention: Thomas S. Souleles and Patrick Eilers

Kirkland & Ellis LLP 200 East Randolph Drive Chicago, Illinois 60601 Fax: (312) 861-2200 Telephone: (312) 861-2000 Attention: Mitchell F. Hertz, P.C. and Richard J. Campbell, P.C.